GREAT-WEST FUNDS, INC.

Great-West Putnam Equity Income Fund

Institutional Class Ticker: MXQCX

Investor Class Ticker: MXQIX

(the “Fund”)

Supplement dated September 10, 2019 to the Prospectus and Summary Prospectus for the

Fund, each dated April 30, 2019, as supplemented, and the Statement of Additional Information (“SAI”)

for Great-West Funds, Inc., dated April 30, 2019, as supplemented

Effective immediately, Lauren B. DeMore, CFA is an Assistant Portfolio Manager to the Fund. The following changes are made to the Prospectus, Summary Prospectus and SAI, as applicable:

The table titled “Portfolio Managers” in the Prospectus and Summary Prospectus for the Fund is hereby deleted in its entirety and replaced with the following:

Name	Title	Portfolio Manager of Fund Since
Putnam
Darren Jaroch, CFA	Portfolio Manager	2012
Walter Scully, CPA	Assistant Portfolio Manager	2012
Lauren B. DeMore, CFA	Assistant Portfolio Manager	2019

Under the sub-section “Putnam Investment Management, LLC” of the “Sub-Adviser” section on page 8 of the Prospectus, the following paragraph is hereby incorporated:

“Lauren B. DeMore, CFA is an Assistant Portfolio Manager of the Fund. Previously at Putnam, Ms. DeMore was an Analyst covering the non-U.S. financials, telecommunications and utilities sectors. Ms. DeMore joined Putnam in 2006 and has been in the investment industry since 2002.”

Under the “Other Accounts Managed” section on page 77 of the SAI, the following table is hereby deleted in its entirety and replaced with the following:

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Darren Jaroch, CFA	5	$12,788.6	5	$725.7	6	$137.7	1	$120.5	0	$0	0	$0
Walter Scully, CPA	6	$12,891.0	4	$702.9	1	$137.7	0	$0	0	$0	0	$0
Lauren B. DeMore, CFA*	6	$14,252.3	4	$1,335.6	6	$151.9	1	$117.7	0	$0	0	$0

*The information is provided as of September 3, 2019.

Under the “Ownership of Securities” section on page 79 of the SAI, the following is hereby deleted in its entirety and replaced with the following:

“The portfolio managers did not own any shares of the Fund as of September 3, 2019.”

Additionally, effective on or about October 25, 2019, the sub-advisory fees paid to Putnam for the Fund under the “Putnam Investment Management, LLC” section on page 76 of the SAI are amended as follows:

●

0.40% on the first $100 million of the average daily net asset value on Fund Account assets, 0.35% on the next $150 million of the average daily net asset value on Fund Account assets, and 0.25% over $250 million of the average daily net asset value on Fund Account assets.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary

Prospectus, each dated April 30, 2019, as supplemented, and the Statement of Additional Information for Great-West

Funds, Inc., dated April 30, 2019, as supplemented.

Please keep this Supplement for future reference.